Exhibit 99.1
Fluence Energy, Inc. Announces CFO Transition
Fluence Appoints Manavendra Sial as Chief Financial Officer
ARLINGTON, Va., August 31, 2022 (GLOBE NEWSWIRE) – Fluence Energy, Inc. (Nasdaq: FLNC) (“Fluence” or the “Company”), a leading global provider of energy storage products and services, and cloud-based software for renewables and storage, today announced that Manavendra (Manu) Sial will succeed Dennis Fehr as Senior Vice President and Chief Financial Officer of the Company, effective mid-September. Mr. Fehr will continue to provide his guidance to the Company as a non-executive employee until his departure from the Company on October 15, 2022.
Over the last four years, Mr. Sial has served as Executive Vice President and Chief Financial Officer for SunPower Corporation (Nasdaq: SPWR), where he led SunPower’s treasury, project finance, investor relations, financial planning, and accounting organizations. Mr. Sial will remain available to ensure a smooth transition at SunPower through September 14, 2022. Prior to joining SunPower, Mr. Sial served as Executive Vice President and Chief Financial Officer of VECTRA, which was a portfolio company of certain funds managed by affiliates of Apollo Global Management, LLC, from 2015 through 2018. Prior to his employment with VECTRA, Mr. Sial held various global finance and operations leadership roles with SunEdison Inc. from 2011 to 2015, including serving as Senior Vice President, Finance in 2015 and Chief Operating Officer, Asia Pacific and South Africa from 2013 through 2014. Before joining SunEdison Inc., Mr. Sial spent 11 years with General Electric (GE) in a variety of roles. Mr. Sial earned his MBA from Duke University’s Fuqua School of Business and his Bachelor of Commerce from Delhi University in India.
Julian Nebreda, Fluence’s incoming President and Chief Executive Officer said, “I’m extremely pleased to have Manu join Fluence as we continue our focus on growing our company and achieving profitability. Manu’s track record of success as a public company CFO, his outstanding financial leadership, and breadth of experience in clean energy will be an invaluable asset to our organization as we move into our next chapter.”
Mr. Nebreda continued, “On behalf of the entire team at Fluence, I would like to thank Dennis for his innumerable contributions over the last few years. Dennis was instrumental in building a solid financial team at Fluence and guiding the team through a successful initial public offering last fall. We wish him success in the next phase of his career.”
About Fluence
Fluence Energy, Inc. (Nasdaq: FLNC) is a global market leader in energy storage products and services, and cloud-based software for renewables and storage. With a presence in over 40 markets globally, Fluence provides an ecosystem of offerings to drive the clean energy transition, including modular, scalable energy storage products, comprehensive service offerings, and the Fluence IQ Platform, which delivers AI-enabled SaaS products for

Exhibit 99.1
managing and optimizing renewables and storage from any provider. The company is transforming the way we power our world by helping customers create more resilient and sustainable electric grids.
For more information, visit our website, or follow us on LinkedIn or Twitter.
Forward-Looking Statements
The statements described herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding timing of the leadership transition, expectations as to the priorities management will pursue and the impact of management changes on our business, operations and financial results. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this presentation, words such as such as “may,” “possible,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. and variations thereof and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments, as well as a number of assumptions concerning future events, and their potential effects on our business. These forward-looking statements are not guarantees of performance, and there can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, factors set forth under Part I, Item 1A.“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, filed with the Securities and Exchange Commission (“SEC”) on December 14, 2021 and in other filings we make with the SEC from time to time. New risks and uncertainties emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the effect of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements made in this press release. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law.

Media Contact
Shayla Ebsen, Director of Communications

Exhibit 99.1
Email: media.na@fluenceenergy.com
Phone: +1 (605) 645-7486

Analyst Contact
Lexington May, Director of Investor Relations
Email: investorrelations@fluenceenergy.com
Phone: +1 (713) 702-3396
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